Exhibit 23 (d) Form of Investment Advisory and Administrative Services Agreement between Transamerica Investors, Inc. and Transamerica Investment Services, Inc.

                          TRANSAMERICA INVESTORS, INC.

            INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT


         THIS AGREEMENT is made and entered into this 23rd day of March 2000, by and between TRANSAMERICA INVESTORS, INC., a corporation organized and existing under the laws of the State of Maryland (the "CORPORATION"),TRANSAMERICA INVESTMENT MANAGEMENT, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the "Adviser") and TRANSAMERICA INVESTMENT SERVICES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Sub-Adviser").

         WHEREAS, the Corporation is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each pursuing its investment objectives through separate investment policies;

         WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of providing investment advisory services;

         WHEREAS, the Corporation desires to retain the Adviser to render investment management and administrative services with respect to its Premier Equity Fund, Premier Index Fund, Premier Bond Fund, Premier Balanced Fund, Premier Cash Reserve Fund, Premier Aggressive Growth Fund, Premier Small Company Fund, Premier High Yield Bond Fund, Premier Value Fund and such other funds as the Corporation may establish in the future (the "Funds");

         WHEREAS, the Adviser is willing to render such services;

         WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and provides the Adviser with certain investment research and other information and services pursuant to an investment services agreement (the "Services Agreement") and in this regard serves as sub-adviser to the Funds; and

         WHEREAS, the Sub-Adviser is willing to render such services;

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

I.       APPOINTMENT AND OBLIGATIONS OF THE ADVISER

         The Adviser is hereby appointed to serve as the investment adviser to the Funds, to provide the investment advisory and administrative services set forth in Section II of this Agreement, subject to the terms of this Agreement and the policies and control of the Corporation's Board of Directors (the "Board"). The Adviser hereby accepts such employment.

         In the event that the Corporation establishes one or more series other than the Funds with respect to which it desires to retain the Adviser to serve as investment adviser hereunder, the Corporation will notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement, it will so notify the Corporation in writing, whereupon such series will become a "Fund" hereunder and will be subject to the provisions of this Agreement to the same extent as the current Funds except to the extent that such provision (including those relating to the compensation payable by such Fund to the Adviser) are modified with respect to such Fund in writing by the Corporation and the Adviser at the time.

     It is understood and agreed that the Adviser will enter into an Administrative Services Agreement with Transamerica Investment Services, Inc. (in such capacity, the "Administrator") under which the Administrator will furnish management and administrative personnel and services to assist the Adviser in carrying out its responsibilities under this Agreement including, without limitation, the responsibilities under Sections II.A., II.B., II.C., II.D., II.E., II.F. and II.L. of this Agreement, subject to the provisions of the 1940 Act and the Advisers Act. It is understood and agreed that the Administrator may enter into a Sub-Administration Agreement with State Street Bank and Trust Company or other entities (the "Sub-Administrators") under which the Sub-Administrators will furnish certain administrative services to assist the Administrator in carrying out its responsibilities under its Administrative Services Agreement, subject to the provisions of the 1940 Act and the Advisers Act.

         The Adviser shall, for all purposes herein, be deemed to be an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Corporation in any way or otherwise be deemed an agent for the Corporation.

         The Adviser shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Corporation in buying, selling or otherwise disposing of or managing the Corporation's investments, subject to the supervision of the Board.


II.      DUTIES OF THE ADVISER

         The Corporation employs the Adviser:

         A. to supervise all aspects of the operations of the Corporation and each Fund, including the supervision and coordination of transfer agency, custodial and accounting services; provided however, that nothing herein shall be deemed to relieve or deprive the Board of its responsibilities for and control of the conduct of the affairs of the Corporation and each Fund;

          B. to provide the Corporation and each Fund with such corporate, administrative and clerical personnel (including officers of the Corporation), and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Corporation and each Fund;

          C. to arrange for the periodic preparation, updating, filing and distribution (as applicable) of the Corporation's registration statement, proxy material, tax returns and required reports to each Fund's shareholders and the Securities and Exchange Commission (the "Commission") and other appropriate federal and state regulatory authorities;

          D. to provide the Corporation and each Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items;

          E. to perform other administrative functions for the Corporation as the Board may deem necessary and appropriate including:

          1. computation and publication of each Fund's daily net asset value and daily income;

          2.   computation of each Fund's yields and total returns;

          3. schedule, plan agendas for, and conduct meeting of the directors and shareholders;

          4.   coordinate the efforts of the Corporation's auditors;

          5. maintain corporate records not otherwise maintained by the Corporation's custodian, transfer agent, or accounting agent;

          6. monitor state and federal laws as they may apply to the Corporation and the Funds;

          7. prepare for execution and file all the Corporation's federal, state and local tax returns and required tax filings other than those required to be made by the Corporation's custodian and transfer agent; and

          8. coordinate the efforts of attorneys providing legal advice relating to the Corporation;

          F. to maintain the Corporation's existence, and during such times as the shares of the Corporation are publicly offered, maintain the registration and qualification of the Corporation's shares under federal and state law;

         G. to obtain and evaluate pertinent information about significant developments, including economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds in particular, whether concerning the individual issuers of the securities included in the Funds or the activities in which the issuers engage, or whether concerning the securities that the Adviser considers desirable for inclusion in the Fund;

          H. to determine in its discretion which issuers and securities are to be owned or held in the Funds and to report thereon to the Board;

          I. to formulate and implement a continuous investment program for each Fund and regularly report thereon to the Board;

          J. to give instructions to the custodian and/or sub-custodian of the Corporation appointed by the Board, as to deliveries of securities, transfer of currencies or payments of cash for the account of the Corporation, in relation to the matters contemplated by this Agreement;

          K. to take, on behalf of the Corporation, all actions which appear to the Corporation and the Funds necessary to effect the purchase and sale of securities for the Corporation and the supervisory functions listed above, including the placing of orders for the purchase and sale of securities for the Funds; and

          L.   to arrange for the  periodic  preparation,  updating,  filing and
               distribution   (as   applicable)  of  the   Corporation's   state
               registration statements.


III.     REPRESENTATIONS AND WARRANTIES

         A.       REPRESENTATIONS AND WARRANTIES OF THE ADVISER AND SUB-ADVISER

         The Adviser and Sub-Adviser each hereby represents and warrants to the Corporation as follows:

          1. Due Organization. Each of the Adviser and Sub-Adviser is duly organized and is in good standing under the laws of the State of Delaware and each is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. Registration. Each of the Adviser and Sub-Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. Each of the Adviser and Sub-Adviser shall maintain such registration or license in effect at all times during the term of this Agreement and will immediately notify the Corporation of the occurrence of any event that would disqualify it from serving as an investment adviser by operation of Section 9(a) of the 1940 Act or otherwise.

          3. Best Efforts. Each of the Adviser and Sub-Adviser at all times shall provide its best judgment and efforts to the Corporation in carrying out its obligations hereunder.

          4. Code of Ethics. Each of the Adviser and Sub-Adviser has adopted a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act and will provide the Corporation with a copy of such code of ethics and all subsequent modifications, together with evidence of its adoption. At least annually the Adviser and Sub-Adviser will provide the Corporation with a report describing the implementation of the code of ethics during the immediately preceding twelve (12) month period.

B. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION AND THE FUNDS

         The Corporation, on behalf of the Funds, hereby represent and warrants to the Adviser as follows:

                    1. Due Incorporation and Organization. The Corporation has been duly incorporated under the laws of the state of Maryland and it is authorized to enter into this Agreement and to carry out its terms.

                  2. Registration. The Corporation is registered as an investment company with the Commission under the 1940 Act and shares of the Corporation will be registered for offer and sale to the public under the Securities Act of 1933, as amended (the "1933 Act"), and all applicable state securities laws. Such registrations shall be kept in effect during the term of this Agreement.


IV.      BROKER-DEALER RELATIONSHIPS

         A.       FUND TRADES

         The Adviser shall place all orders for the purchase and sale of securities for the Funds with brokers and dealers selected by the Adviser, which may, if approved by the Corporation, include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to obtain the most favorable price and execution. The Adviser will engage only those brokers or dealers offering prices and commission rates it believes are reasonable in relation to the benefits received.

         B.       SELECTION OF BROKER-DEALERS

         In   selecting   broker-dealers   qualified  to  execute  a  particular
transaction, brokers or dealers may be selected who also provide brokerage and research services, prices and commissions (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services, prices and commissions for executing a portfolio transaction for the Funds that is in excess of the amount of the price and commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such price and commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the prices and commissions paid by the Funds to determine if over representative periods of time they were reasonable in relation to the benefits received. In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, or any affiliated person of the Corporation or the Adviser, acting as principal in the transaction, except to the extent permitted by the Commission, the 1940 Act, and approved by the Corporation.


         C.       AGGREGATION OF SECURITIES PURCHASES

         The Adviser furnishes investment advice to the Funds as well as other institutional clients, including some investment companies. Some of the Adviser's other clients have investment objectives and programs similar to those of a Fund. Accordingly, occasions may arise when sales or purchases of securities will be consistent with the investment policies of one or more of the Funds and of other clients of the Adviser. If purchases or sales of securities for the Corporation or other clients of the Adviser arise for consideration at or about the same time, the Corporation agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Corporation recognizes that there may be an adverse effect on price.

         It is agreed that, on the occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Corporation, as well as its other clients, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchases for other clients in order to obtain favorable execution and lower brokerage commissions or prices. In that event, the allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Corporation and to such other accounts. The Corporation recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.


V.       CONTROL BY THE BOARD

         Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Corporation pursuant thereto, shall at all times be subject to any directives of the Board.


VI.      COMPLIANCE WITH APPLICABLE REQUIREMENTS

         In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

                    A. all applicable provisions of the 1940 Act and the rules and regulations thereunder;

                    B. the provisions of the registration statement of the Corporation, as the same may be amended from time to time, under the 1933 Act and the 1940 Act;

                    C.   the  provisions  of  the   Corporation's   Articles  of
                         Incorporation, as amended;

                    D. the provisions of the Bylaws of the Corporation, as amended; and

                    E. any other applicable provisions of state and federal law.


VII.     COMPENSATION

         For the services to be rendered by the Adviser pursuant to this Agreement, the Corporation shall pay to the Adviser, and the Adviser agrees to accept as full compensation therefor, compensation at the rates specified in Schedule A, which is attached hereto and made a part of this Agreement. The Adviser's compensation shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the daily net assets of each Fund and shall be paid to the Adviser monthly. Prior to performing any services pursuant to this Agreement, the Adviser may elect to waive all or a portion of the compensation that the Adviser would otherwise be entitled to receive pursuant to this Agreement for performing such services.

         No Fund of the Corporation shall be liable for the obligations of any other Fund of the Corporation. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

         In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.


VIII.    EXPENSES

         The expenses in connection with the management of the Funds shall be allocable between the Corporation and the Adviser or the Administrator as follows:

         A.       EXPENSES OF THE CORPORATION

         Except for those expenses agreed to be paid by the Adviser or the Administrator pursuant to Sections VIII.B. and IX of this Agreement, the Corporation shall pay all of its expenses including, without limitation, the following expenses:

                    1. Compensation to be paid to the Adviser pursuant to this Agreement;

                  2.       Interest and taxes;

                  3. Brokerage commissions and other costs in connection with the purchase or sale of securities, commodities, and other investments for the Corporation, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

                    4. Fees and expenses of its directors (other than those who are "interested persons" of the Corporation or the Adviser);

                    5. Fees and expenses of the Corporation's independent public accountants;

                    6. Transfer agent, custodian, and dividend disbursement agent fees and expenses;

                    7.   Fees  of  dividend,   accounting   and  pricing  agents
                         appointed by the Corporation;

                    8. Fees and expenses related to the registration and qualification of the Corporation and its shares for distribution under state and federal securities laws;

                    9. All costs attributable to investor services, administering shareholder accounts and handling shareholder relations (including, without limitation, telephone and personnel expenses);

                    10.  Fees  and   assessments  of  the   Investment   Company
                         Institute  or  any  successor   organization  or  other
                         association memberships approved by the Board;

                  11.      Expenses of preparing and typesetting prospectuses;

                    12. Expenses of printing and mailing prospectuses sent to existing shareholders;

                    13. All expenses incident to the payment of any dividend, distribution, or redemption, whether in shares of the Fund or in cash;

                    14. Insurance premiums on property or personnel (including, without limitation, officers and directors of the Corporation which inure to its benefit);

                    15. Such nonrecurring or extraordinary expenses as may arise, including, without limitation, litigation expenses affecting the Corporation and any indemnification by the Corporation of its officers, directors or agents with respect thereto;

                    16. All costs attributable to periodic shareholder reports (including, without limitation, annual and semi-annual reports);

                  17.      All costs attributable to proxy solicitations;

                  18.      Attorneys' fees of the Corporation; and

                    19. Such other expenses that the Board, from time to time, determines are properly payable by the Corporation.


         B.       EXPENSES OF THE ADVISER OR THE ADMINISTRATOR

         The expenses payable by the Adviser or the Administrator are:

                    1. The salaries, employment benefits and related costs of those personnel necessary to perform the Adviser's obligations under this Agreement;

                    2. The expense of providing office space, equipment and facilities for the Corporation; and

                  3. The fees and expenses of all directors of the Corporation who are "interested persons" (as defined in the 1940 Act) of the Corporation or of the Adviser and any salaries and employment benefits of the officers of the Corporation who are affiliated persons of the Adviser for acting as officers of the Corporation.


IX.      EXPENSE PAYMENTS AND LIMITATIONS

         The Adviser believes that it is in the Adviser's best interests that the expenses of the Corporation be capped from time to time. Accordingly, the Adviser agrees to pay expenses related to the operation of the Corporation to the extent necessary to achieve this goal.

         In addition, if the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs and certain other excludable expenses) would exceed the expense limitations imposed on investment companies by an applicable statute or regulatory authority of any jurisdiction in which shares of the Corporation are qualified for offer and sale, the Adviser agrees, unless a waiver is obtained, to reduce its compensation in order to reduce such excess expenses.


X.       REPORTS

         The Corporation and the Adviser agree to furnish to each other, as applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.


XI.      NON-EXCLUSIVITY

         The services of the Adviser to the Corporation are not to be deemed exclusive, and the Adviser shall be free to render similar services to others (including other investment companies) so long as its services to the Corporation are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or directors of the Corporation, and that officers or directors of the Corporation may serve as officers or directors of the Adviser to the extent permitted by law. The officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm, corporation or trust, including other investment companies.


XII.     CERTAIN RECORDS

         The Adviser shall keep and maintain all books and records with respect to each Fund's investment transactions required by Rule 31a-1 and Rule 2a-7 under the 1940 Act and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser and other entities providing services to the Corporation shall maintain for the Corporation any other information that is required to be filed by the Corporation with the Commission or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Corporation obtains from the Commission. The Adviser agrees that all records that it maintains on behalf of the Corporation are the property of the Corporation and the Adviser will surrender promptly to the Corporation any of such records upon the Corporation's request; provided, however, that the Adviser may retain a copy of such records.

         In addition, for the duration of this Agreement, the Adviser shall preserve for the periods prescribed by Rule 31a-2 and Rule 2a-7 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Adviser upon the termination of this Agreement (or, if there is no successor Adviser, to the Corporation).


XIII.    LIABILITY OF ADVISER AND INDEMNIFICATION

         A.       LIABILITY

         The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser may rely on information reasonably believed by it to be accurate and reliable. The Adviser shall not be liable to the Corporation or to any shareholder of the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except:

                  1. for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby;

                    2. to the extent specified in Section 36(b) of the 1940 Act concerning losses resulting from a breach of fiduciary duty with respect to the Adviser's receipt of compensation; and

                    3.   for  a  loss   resulting   from  any   breach   of  any
                         representation and warranty contained in Section III of this Agreement.

         As used in this Section XIII, the term "Adviser" shall include any affiliates of the Adviser performing services for the Corporation contemplated hereby and the directors, officers, employees and other corporate agents of the Adviser and such affiliates.


         B.       INDEMNIFICATION

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, to the fullest extent permitted by applicable law, the Corporation hereby agrees to indemnify and hold the Adviser harmless from and against all claims, actions, suits and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of a Fund or otherwise) by the Corporation, its officers, directors, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations.


XIV.     TERM

         This Agreement shall not become effective unless and until it is approved by the Board, including a majority of directors who are not interested persons of any party to this Agreement. Having been so approved, this Agreement shall come into full force and effect on the date on which it is executed. This Agreement shall not become effective as to any subsequently created Fund until it has been approved by the Board and the shareholders of such Fund. As to each new Fund, the Agreement shall remain in effect (unless terminated as hereinafter provided) until two years from the date of execution.


XV.      RENEWAL

         This Agreement shall continue in force and effect from year to year, so long as such continuance is specifically approved at least annually:

                    A. by the vote of a majority of those directors of the Corporation who are not parties to this Agreement or "interested persons" of any such party (as such term is used in Section 15(c) of the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

                    B. by either the Board or the vote of a majority of the "outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.


XVI.     TERMINATION

         This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by vote of a majority of the directors of the Corporation or by vote of a majority of the "outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of the Corporation or a Fund, on sixty (60) days' written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days' written notice to the Corporation. This Agreement will automatically and immediately terminate in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act.


XVII.    DELEGATION TO SUB-ADVISER ETC.

         A. The Adviser may from time to time delegate to the Sub-Adviser certain of its responsibilities hereunder (but shall not delegate any of the rights of the Adviser hereunder); provided, however, that the Adviser shall be liable under this Agreement for any acts or omissions of the Sub-Adviser to the same extent as if such acts or omissions were committed by the Adviser itself.

         B. The Adviser shall compensate the Sub-Adviser for all reasonable costs associated with the Sub-Adviser's performance of services hereunder pursuant to the terms of the Services Agreement. In no event shall the Sub-Adviser be entitled to any compensation hereunder from any person other than the Adviser.

XVIII. AMENDMENTS

         This Agreement may be amended at any time or from time to time with respect to any Fund by an instrument in writing signed by a duly authorized officer of the Corporation and by a duly authorized officer of the Adviser, but no amendment to this Agreement shall be effective with respect to any Fund until such amendment is approved:

                    A. by the vote of a majority of those directors of the Corporation who are not parties to this Agreement or "interested persons" of any such party (as such term is used in Section 15(c) of the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

         B. by vote of a majority of the "outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of the Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.


IX.      GOVERNING LAW

         This Agreement shall be governed by the laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.


XX.      NOTICE

         Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:

 To the Adviser at:                 Transamerica Investment Management, LLC
                                    1150 South Olive Street
                                    Los Angeles, CA 90015

                                    Attn:  Corporate Secretary

 To the Sub-Adviser at:             Transamerica Investment Services, Inc.
                                    1150 South Olive Street
                                    Los Angeles, CA 90015

                                    Attn:  Corporate Secretary

                  To the Corporation at:    Transamerica Investors, Inc.
                                            1150 South Olive Street
                                            Los Angeles, CA 90015

                                            Attn:  Corporate Secretary

         Each such notice, advice or report shall be effective upon receipt or three days after mailing.


XXI.     SEVERABILITY

         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


XXII.    ENTIRE AGREEMENT

         This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.


XXIII. 1940 ACT

         Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.


                          TRANSAMERICA INVESTORS, INC.


         By:
         Title:
Attest:



                             TRANSAMERICA INVESTMENT
                                 MANAGEMENT, LLC


         By:
         Title:
Attest:



                             TRANSAMERICA INVESTMENT
                                 SERVICES, INC.

                                       By:
                                     Title:

Attest:

                                   SCHEDULE A
                                     TO THE
            INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT
                                     BETWEEN
                          TRANSAMERICA INVESTORS, INC.,
                     TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                       AND
                     TRANSAMERICA INVESTMENT SERVICES, INC.


Pursuant to Section VII of this Agreement, the Corporation shall pay the Adviser compensation at an effective annual rate as follows:

         Name of Fund                                        Annual Rate of Compensation

         Premier Equity                                      0.85% of first $1 billion
                                                             0.82% of next $1 billion
                                                             0.80% over $2 billion

         Premier Index                                       0.30% of first $1 billion
                                                             0.30% of next $1 billion
                                                             0.30% over $2 billion

         Premier Bond                                        0.60% of first $1 billion
                                                             0.57% of next $1 billion
                                                             0.55% over $2 billion

         Premier Balanced                                    0.75% of first $1 billion
                                                             0.72% of next $1 billion
                                                             0.70% over $2 billion

         Premier Cash Reserve                                0.35% of first $1 billion
                                                             0.35% of next $1 billion
                                                             0.35% over $2 billion

         Premier Aggressive Growth                           0.85% of first $1 billion
                                                             0.82% of next $1 billion
                                                             0.80% over $2 billion

         Premier Small Company                               0.85% of first $1 billion
                                                             0.82% of next $1 billion
                                                             0.80% over $2 billion

         Premier High Yield Bond                             0.55% of first $1 billion
                                                             0.52% of next $1 billion
                                                             0.50% over $2 billion

         Premier Value                                       0.75% of first $1 billion
                                                             0.72% of next $1 billion
                                                             0.70% over $2 billion


                          TRANSAMERICA INVESTORS, INC.

            INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT


         THIS AGREEMENT is made and entered into this 21st day of July, 1999, by and between TRANSAMERICA INVESTORS, INC., a corporation organized and existing under the laws of the State of Maryland (the "Corporation"), and TRANSAMERICA INVESTMENT SERVICES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Adviser").

         WHEREAS, the Corporation is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several funds of shares, each pursuing its investment objectives through separate investment policies;

         WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of providing investment advisory services;

         WHEREAS, the Corporation desires to retain the Adviser to render investment management and administrative services with respect to its Premier Equity Fund, Premier Index Fund, Premier Bond Fund, Premier Balanced Fund, Premier Cash Reserve Fund, and such other funds as the Corporation may establish in the future (the "Funds"); and

         WHEREAS, the Adviser is willing to render such services;

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:


I.       APPOINTMENT AND OBLIGATIONS OF THE ADVISER

         The Adviser is hereby appointed to serve as the investment adviser to the Funds, to provide the investment advisory and administrative services set forth in Section II of this Agreement, subject to the terms of this Agreement and the policies and control of the Corporation's Board of Directors (the "Board"). The Adviser hereby accepts such employment.

     It is understood and agreed that the Adviser will enter into an Administrative Services Agreement with Transamerica Occidental Life Insurance Company (the "Administrator") under which the Administrator will furnish management and administrative personnel and services to assist the Adviser in carrying out its responsibilities under this Agreement including, without limitation, the responsibilities under Sections II.A., II.B., II.C., II.D., II.E., II.F. and II.L. of this Agreement, subject to the provisions of the 1940 Act and the Advisers Act. It is understood and agreed that the Administrator may enter into a Sub-Administration Agreement with State Street Bank and Trust Company (the "Sub-Administrator") under which the Sub-Administrator will furnish certain administrative services to assist the Administrator in carrying out its responsibilities under its Administrative Services Agreement, subject to the provisions of the 1940 Act and the Advisers Act.

         The Adviser shall, for all purposes herein, be deemed to be an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Corporation in any way or otherwise be deemed an agent for the Corporation.

         The Adviser shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Corporation in buying, selling or otherwise disposing of or managing the Corporation's investments, subject to the supervision of the Board.


II.      DUTIES OF THE ADVISER

         The Corporation employs the Adviser:

         A. to supervise all aspects of the operations of the Corporation and each Fund, including the supervision and coordination of transfer agency, custodial and accounting services; provided however, that nothing herein shall be deemed to relieve or deprive the Board of its responsibilities for and control of the conduct of the affairs of the Corporation and each Fund;

          B. to provide the Corporation and each Fund with such corporate, administrative and clerical personnel (including officers of the Corporation), and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Corporation and each Fund;

          C. to arrange for the periodic preparation, updating, filing and distribution (as applicable) of the Corporation's registration statement, proxy material, tax returns and required reports to each Fund's shareholders and the Securities and Exchange Commission (the "Commission") and other appropriate federal and state regulatory authorities;

          D. to provide the Corporation and each Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items;

          E. to perform other administrative functions for the Corporation as the Board may deem necessary and appropriate including:

               1. computation and publication of each Fund's daily net asset value and daily income;

               2.   computation of each Fund's yields and total returns;

               3. schedule, plan agendas for, and conduct meeting of the directors and shareholders;

               4.   coordinate the efforts of the Corporation's auditors;

               5.   maintain  corporate records not otherwise  maintained by the
                    Corporation's  custodian,   transfer  agent,  or  accounting
                    agent;

               6. monitor state and federal laws as they may apply to the Corporation and the Funds;

               7. prepare for execution and file all the Corporation's federal, state and local tax returns and required tax filings other than those required to be made by the Corporation's custodian and transfer agent; and

               8. coordinate the efforts of attorneys providing legal advice relating to the Corporation;

          F. to maintain the Corporation's existence, and during such times as the shares of the Corporation are publicly offered, maintain the registration and qualification of the Corporation's shares under federal and state law;

          G. to obtain and evaluate pertinent information about significant developments, including economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds in particular, whether concerning the individual issuers of the securities included in the Funds or the activities in which the issuers engage, or whether concerning the securities that the Adviser considers desirable for inclusion in the Fund;

          H. to determine in its discretion which issuers and securities are to be owned or held in the Funds and to report thereon to the Board;

          I. to formulate and implement a continuous investment program for each Fund and regularly report thereon to the Board;

          J. to give instructions to the custodian and/or sub-custodian of the Corporation appointed by the Board, as to deliveries of securities, transfer of currencies or payments of cash for the account of the Corporation, in relation to the matters contemplated by this Agreement;

          K. to take, on behalf of the Corporation, all actions which appear to the Corporation and the Funds necessary to effect the purchase and sale of securities for the Corporation and the supervisory functions listed above, including the placing of orders for the purchase and sale of securities for the Funds; and

          L.   to arrange for the  periodic  preparation,  updating,  filing and
               distribution   (as   applicable)  of  the   Corporation's   state
               registration statements.


III.     REPRESENTATIONS AND WARRANTIES

         A.       REPRESENTATIONS AND WARRANTIES OF THE ADVISER

         The Adviser hereby represents and warrants to the Corporation as follows:

               1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

                  2. Registration. The Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement and will immediately notify the Corporation of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser by operation of
                           Section 9(a) of the 1940 Act or otherwise.

               3. Best Efforts. The Adviser at all times shall provide its best judgment and efforts to the Corporation in carrying out its obligations hereunder.

                  4. Code of Ethics. The Adviser has adopted a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act and will provide the Corporation with a copy of such code of ethics and all subsequent modifications, together with evidence of its adoption. At least annually the Adviser will provide the Corporation with a report describing the implementation of the code of ethics during the immediately preceding twelve (12) month period.

B. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION AND THE FUNDS

         The Corporation, on behalf of the Funds, hereby represent and warrants to the Adviser as follows:

               1. Due Incorporation and Organization. The Corporation has been duly incorporated under the laws of the state of Maryland and it is authorized to enter into this Agreement and to carry out its terms.

                  2. Registration. The Corporation is registered as an investment company with the Commission under the 1940 Act and shares of the Corporation will be registered for offer and sale to the public under the Securities Act of 1933, as amended (the "1933 Act"), and all applicable state securities laws. Such registrations shall be kept in effect during the term of this Agreement.


IV.      BROKER-DEALER RELATIONSHIPS

         A.       FUND TRADES

         The Adviser shall place all orders for the purchase and sale of securities for the Funds with brokers and dealers selected by the Adviser, which may, if approved by the Corporation, include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to obtain the most favorable price and execution. The Adviser will engage only those brokers or dealers offering prices and commission rates it believes are reasonable in relation to the benefits received.

         B.       SELECTION OF BROKER-DEALERS

         In   selecting   broker-dealers   qualified  to  execute  a  particular
transaction, brokers or dealers may be selected who also provide brokerage and research services, prices and commissions (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services, prices and commissions for executing a portfolio transaction for the Funds that is in excess of the amount of the price and commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such price and commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the prices and commissions paid by the Funds to determine if over representative periods of time they were reasonable in relation to the benefits received. In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, or any affiliated person of the Corporation or the Adviser, acting as principal in the transaction, except to the extent permitted by the Commission, the 1940 Act, and approved by the Corporation.


         C.       AGGREGATION OF SECURITIES PURCHASES

         The Adviser furnishes investment advice to the Funds as well as other institutional clients, including some investment companies. Some of the Adviser's other clients have investment objectives and programs similar to those of a Fund. Accordingly, occasions may arise when sales or purchases of securities will be consistent with the investment policies of one or more of the Funds and of other clients of the Adviser. If purchases or sales of securities for the Corporation or other clients of the Adviser arise for consideration at or about the same time, the Corporation agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Corporation recognizes that there may be an adverse effect on price.

         It is agreed that, on the occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Corporation, as well as its other clients, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchases for other clients in order to obtain favorable execution and lower brokerage commissions or prices. In that event, the allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Corporation and to such other accounts. The Corporation recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.


V.       CONTROL BY THE BOARD

         Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Corporation pursuant thereto, shall at all times be subject to any directives of the Board.

VI.      COMPLIANCE WITH APPLICABLE REQUIREMENTS

         In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

               A. all applicable provisions of the 1940 Act and the rules and regulations thereunder;

               B.   the  provisions  of  the   registration   statement  of  the
                    Corporation, as the same may be amended from time to time, under the 1933 Act and the 1940 Act;

               C.   the   provisions   of   the   Corporation's    Articles   of
                    Incorporation, as amended;

               D.   the provisions of the Bylaws of the Corporation, as amended;
                    and

               E.   any other applicable provisions of state and federal law.


VII.     COMPENSATION

         For the services to be rendered by the Adviser pursuant to this Agreement, the Corporation shall pay to the Adviser, and the Adviser agrees to accept as full compensation therefor, compensation at the rates specified in Schedule A, which is attached hereto and made a part of this Agreement. The Adviser's compensation shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the daily net assets of each Fund and shall be paid to the Adviser monthly. Prior to performing any services pursuant to this Agreement, the Adviser may elect to waive all or a portion of the compensation that the Adviser would otherwise be entitled to receive pursuant to this Agreement for performing such services.

         No Fund of the Corporation shall be liable for the obligations of any other Fund of the Corporation. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

         In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.


VIII.    EXPENSES

         The expenses in connection with the management of the Funds shall be allocable between the Corporation and the Adviser or the Administrator as follows:

         A.       EXPENSES OF THE CORPORATION

         Except for those expenses agreed to be paid by the Adviser or the Administrator pursuant to Sections VIII.B. and IX of this Agreement, the Corporation shall pay all of its expenses including, without limitation, the following expenses:

               1. Compensation to be paid to the Adviser pursuant to this Agreement;

                  2.       Interest and taxes;

                  3. Brokerage commissions and other costs in connection with the purchase or sale of securities, commodities, and other investments for the Corporation, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

               4. Fees and expenses of its directors (other than those who are "interested persons" of the Corporation or the Adviser);

               5. Fees and expenses of the Corporation's independent public accountants;

               6. Transfer agent, custodian, and dividend disbursement agent fees and expenses;

               7. Fees of dividend, accounting and pricing agents appointed by the Corporation;

               8.   Fees  and   expenses   related  to  the   registration   and
                    qualification   of  the   Corporation  and  its  shares  for
                    distribution under state and federal securities laws;

               9. All costs attributable to investor services, administering shareholder accounts and handling shareholder relations
                    (including, without limitation, telephone and personnel expenses);

               10. Fees and assessments of the Investment Company Institute or any successor organization or other association memberships approved by the Board;

               11.  Expenses of preparing and typesetting prospectuses;

               12. Expenses of printing and mailing prospectuses sent to existing shareholders;

                    13. All expenses incident to the payment of any dividend, distribution, or redemption, whether in shares of the Fund or in cash;

                    14. Insurance premiums on property or personnel (including, without limitation, officers and directors of the Corporation which inure to its benefit);

                    15. Such nonrecurring or extraordinary expenses as may arise, including, without limitation, litigation expenses affecting the Corporation and any indemnification by the Corporation of its officers, directors or agents with respect thereto;

                    16. All costs attributable to periodic shareholder reports (including, without limitation, annual and semi-annual reports);

                  17.      All costs attributable to proxy solicitations;

                  18.      Attorneys' fees of the Corporation; and

                    19. Such other expenses that the Board, from time to time, determines are properly payable by the Corporation.


         B.       EXPENSES OF THE ADVISER OR THE ADMINISTRATOR

         The expenses payable by the Adviser or the Administrator are:

                    1. The salaries, employment benefits and related costs of those personnel necessary to perform the Adviser's obligations under this Agreement;

                    2. The expense of providing office space, equipment and facilities for the Corporation; and

                  3. The fees and expenses of all directors of the Corporation who are "interested persons" (as defined in the 1940 Act) of the Corporation or of the Adviser and any salaries and employment benefits of the officers of the Corporation who are affiliated persons of the Adviser for acting as officers of the Corporation.


IX.      EXPENSE PAYMENTS AND LIMITATIONS

         The Adviser believes that it is in the Adviser's best interests that the expenses of the Corporation be capped from time to time. Accordingly, the Adviser agrees to pay expenses related to the operation of the Corporation to the extent necessary to achieve this goal.

         In addition, if the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs and certain other excludable expenses) would exceed the expense limitations imposed on investment companies by an applicable statute or regulatory authority of any jurisdiction in which shares of the Corporation are qualified for offer and sale, the Adviser agrees, unless a waiver is obtained, to reduce its compensation in order to reduce such excess expenses.

X.       REPORTS

         The Corporation and the Adviser agree to furnish to each other, as applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.


XI.      NON-EXCLUSIVITY

         The services of the Adviser to the Corporation are not to be deemed exclusive, and the Adviser shall be free to render similar services to others (including other investment companies) so long as its services to the Corporation are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or directors of the Corporation, and that officers or directors of the Corporation may serve as officers or directors of the Adviser to the extent permitted by law. The officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm, corporation or trust, including other investment companies.


XII.     CERTAIN RECORDS

         The Adviser shall keep and maintain all books and records with respect to each Fund's investment transactions required by Rule 31a-1 and Rule 2a-7 under the 1940 Act and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser and other entities providing services to the Corporation shall maintain for the Corporation any other information that is required to be filed by the Corporation with the Commission or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Corporation obtains from the Commission. The Adviser agrees that all records that it maintains on behalf of the Corporation are the property of the Corporation and the Adviser will surrender promptly to the Corporation any of such records upon the Corporation's request; provided, however, that the Adviser may retain a copy of such records.

         In addition, for the duration of this Agreement, the Adviser shall preserve for the periods prescribed by Rule 31a-2 and Rule 2a-7 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Adviser upon the termination of this Agreement (or, if there is no successor Adviser, to the Corporation).


XIII.    LIABILITY OF ADVISER AND INDEMNIFICATION

         A.       LIABILITY

         The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser may rely on information reasonably believed by it to be accurate and reliable. The Adviser shall not be liable to the Corporation or to any shareholder of the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except:

                  1. for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby;

                    2. to the extent specified in Section 36(b) of the 1940 Act concerning losses resulting from a breach of fiduciary duty with respect to the Adviser's receipt of compensation; and

                    3.   for  a  loss   resulting   from  any   breach   of  any
                         representation and warranty contained in Section III of this Agreement.

         As used in this Section XIII, the term "Adviser" shall include any affiliates of the Adviser performing services for the Corporation contemplated hereby and the directors, officers, employees and other corporate agents of the Adviser and such affiliates.


         B.       INDEMNIFICATION

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, to the fullest extent permitted by applicable law, the Corporation hereby agrees to indemnify and hold the Adviser harmless from and against all claims, actions, suits and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of a Fund or otherwise) by the Corporation, its officers, directors, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations.


XIV.     TERM

         This Agreement shall not become effective unless and until it is approved: (a) by the Board, including a majority of directors who are not interested persons of any party to this Agreement, and (b) by the sole shareholder of the Corporation. Having been so approved, this Agreement shall come into full force and effect on the date on which it is executed. This Agreement shall not become effective as to any subsequently created Fund until it has been approved by the Board and the shareholders of such Fund. As to each Fund, the Agreement shall remain in effect (unless terminated as hereinafter provided) until two years from the date of execution.


XV.      RENEWAL

         Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, so long as such continuance is specifically approved at least annually:

                    A. by the vote of a majority of those directors of the Corporation who are not parties to this Agreement or "interested persons" of any such party (as such term is used in Section 15(c) of the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

         B.       by  either  the  Board  or  the  vote  of a  majority  of  the
                  "outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.


XVI.     TERMINATION

         This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by vote of a majority of the directors of the Corporation or by vote of a majority of the "outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of the Corporation or a Fund, on sixty (60) days' written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days' written notice to the Corporation. This Agreement will automatically and immediately terminate in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act.


XVII.    AMENDMENTS

         This Agreement may be amended at any time or from time to time by an instrument in writing signed by a duly authorized officer of the Corporation and by a duly authorized officer of the Adviser, but no amendment to this Agreement shall be effective until such amendment is approved:

                    A. by the vote of a majority of those directors of the Corporation who are not parties to this Agreement or "interested persons" of any such party (as such term is used in Section 15(c) of the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

         B. by vote of a majority of the "outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of the Corporation; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.


XVIII. GOVERNING LAW

         This Agreement shall be governed by the laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.


XIX.     NOTICE

         Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:

                  To the Adviser at:     Transamerica Investment Services, Inc.
                                            1150 South Olive Street
                                            Los Angeles, CA 90015

                                            Attn:  Corporate Secretary

                  To the Corporation at:    Transamerica Investors, Inc.
                                                     1150 South Olive Street
                                                     Los Angeles, CA 90015

                                                     Attn:  Corporate Secretary

         Each such notice, advice or report shall be effective upon receipt or three days after mailing.


XX.      SEVERABILITY

         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


XXI.     ENTIRE AGREEMENT

         This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.


XXII.    1940 ACT

         Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.


                                TRANSAMERICA INVESTORS, INC.


         By:
         Title:
Attest:




                                TRANSAMERICA INVESTMENT
SERVICES, INC.

                                By:
                                Title:

Attest:

                                   SCHEDULE A
                                     TO THE
            INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT
                                     BETWEEN
                          TRANSAMERICA INVESTORS, INC.
                                       AND
                     TRANSAMERICA INVESTMENT SERVICES, INC.


Pursuant to Section VII of this Agreement, the Corporation shall pay the Adviser compensation at an effective annual rate as follows:


         Name of Fund              Annual Rate of Compensation

         Premier Equity             0.85% of first $1  billion
         --------------
                                     0.82% of next $1  billion
                                     0.80% over $2 billion

         Premier Index              0.30% of first $1 billion
         --------------
                                    0.30% of next $1 billion
                                    0.30% over $2 billion

         Premier Bond               0.60% of first $1 billion
         -------------
                                     0.57% of next $1 billion
                                     0.55% over $2 billion

         Premier Balanced           0.75% of first $1 billion
         -----------------
                                      0.72% of next $1 billion
                                      0.70% over $2 billion

         Premier Cash Reserve               0.35% of first $1 billion
         ---------------------
                                             0.35% of next $1 billion
                                             0.35% over $2 billion